EARNINGS PER COMMON SHARE	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
EARNINGS PER COMMON SHARE	Earnings per Common Share
The following table sets forth the computation of basic and diluted earnings per share:

(Dollars in thousands, except share and per share data)	2020	2019	2018
Numerator
Net income	$155,810	$198,075	$172,595

Denominator
Basic earnings per common share - weighted average shares	97,363,952	98,305,570	88,582,090
Effect of dilutive securities
Employee stock awards	729,146	545,901	514,680
Warrants	0	0	517,435
Diluted earnings per common share - adjusted weighted average shares	98,093,098	98,851,471	89,614,205

Earnings per share available to common shareholders
Basic	$1.60	$2.01	$1.95
Diluted	$1.59	$2.00	$1.93

First Financial had no warrants outstanding to purchase the Company's common stock as of December 31, 2020 or 2019. Warrants acquired in the MSFG merger were outstanding as of December 31, 2018 and represented the right to purchase 804,858 shares of First Financial's common stock at an exercise price of $10.62 per share. These warrants were exercised in January 2019.

If applicable, stock options and warrants with exercise prices greater than the average market price of the common shares are excluded from the computation of net income per diluted share, as they would be antidilutive.  Using the end of period price of the Company's common shares, there were no antidilutive options at December 31, 2020, 2019, or 2018.
As of December 31, 2020, 2019, and 2018, First Financial was authorized to issue 10,000,000 preferred shares; however, no preferred shares were issued or outstanding.